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AmericaFirst Quantitative Funds

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August 16, 2021

URGENT

Re:  Your investment with AmericaFirst Quantitative Funds

Dear Shareholder,

We have attempted to contact you regarding an important matter pertaining to your investment in AmericaFirst Quantitative Funds.

Please contact us immediately at 1-855-928-4493 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time and Saturday through Sunday between the hours of 10:00 a.m. to 6:00 p.m. Eastern Time.

This matter is very important and will take only a moment of your time.

Broadridge Financial Solutions has been engaged by AmericaFirst Quantitative Funds to contact you.

Thank you in advance for your assistance with this matter.

Sincerely,

Michael Collins

Vice President and General Manager